DISCO Announces Fourth Quarter and Fiscal Year 2022 Financial Results

Fiscal Year 2022 Total Revenue of $135.2 Million, a Year over Year Increase of 18%

AUSTIN, Texas - February 23, 2023 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its fourth quarter and fiscal year ended December 31, 2022.

"Over DISCO’s first 10 years in business, it has been exciting to observe the hundreds of DISCOvians who helped build this company from a lawyer’s side-hustle into a leading legal technology company,” said Kiwi Camara, Co-Founder and CEO of DISCO. “We are excited to embark on our next 10 years as we continue to innovate the legal technology industry and transform the practice of law.”

Fourth Quarter 2022 Financial Highlights:

•Total revenue was $32.5 million, down 4% compared to the fourth quarter of 2021.
•GAAP net loss was $18.7 million, compared to $9.1 million in the fourth quarter of 2021.
•Adjusted EBITDA was ($11.2) million, compared to ($5.3) million in the fourth quarter of 2021.

Fiscal Year 2022 Financial Highlights:

•Total revenue was $135.2 million, up 18% compared to fiscal year 2021.
•GAAP net loss was $70.8 million, compared to $24.3 million in fiscal year 2021.
•Adjusted EBITDA was ($44.5) million, compared to ($16.3) million in fiscal year 2021.

Recent Business Highlights:

•Built In Best Places to Work 2023: DISCO was recognized for the second consecutive year by Built In Austin in the categories of Austin Best Places to Work, Austin Best Midsize Companies to Work For and Austin Best Paying Companies.
•DISCO Earns Momentum Leader Status in G2 Winter Report: DISCO was recognized as a leader in G2’s Momentum Grid for eDiscovery. G2 reports are determined directly by user feedback and DISCO was identified as a high performer in multiple categories.
•DISCO Named Leader in IDC MarketScape: DISCO was recognized as a leader in the IDC MarketScape: Worldwide eDiscovery Review Software 2022 Vendor Assessment. IDC MarketScape identified strengths in DISCO’s scalability and ease-of-use for its customers.

First Quarter and Full Year 2023 Financial Outlook

As of February 23, 2023, DISCO is issuing the following outlook for the first quarter of 2023 and fiscal year 2023:

First quarter of 2023:

•Revenue in the range of $30.5 - $32.5 million.
•Adjusted EBITDA in the range of ($16.5) - ($14.5) million.

Fiscal year 2023:

•Revenue in the range of $135.0 - $145.0 million.
•Adjusted EBITDA in the range of ($42.0) - ($38.0) million.

DISCO’s first quarter and fiscal year 2023 financial outlook is based on a number of assumptions that are subject to change and many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, February 23, 2023, to discuss its fourth quarter and fiscal year 2022 financial results and business highlights. The conference call can be accessed by dialing (888) 300-4030 from the United States or +1 (646) 970-1443 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Thursday, March 16, 2023, a telephone replay will be available by dialing (800) 770-2030 from the United States, +1 (647) 362-9199 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides a cloud-native, artificial intelligence-powered legal solution that simplifies legal hold, legal request, ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated solution enables legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; CEO Performance Award issuance expense; unoccupied lease expense; acquisition revaluation expense; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue; DISCO adjusted the respective GAAP balances for stock-based compensation expense. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense; CEO Performance Award issuance expense; unoccupied lease expense; acquisition revaluation expense; and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and its ability to innovate the legal technology industry and transform the practice of law. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our solution is used, and any shortfall of large matters on our platform; (xi) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our solution; (xii) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xiii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiv) our ability to compete effectively with existing competitors and new market entrants; (xv) the impact of fluctuations in general macroeconomic conditions, such as the current inflationary environment and rising interest rates; and (xvi) the impact that global events, such as the ongoing COVID-19 pandemic, including variants of COVID-19 or other public health crises, the Russian military operations in Ukraine and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 10, 2022. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Annual Report on Form 10-K for the year ended December 31, 2022.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Consolidated Balance Sheets
(in thousands, except par value amounts)

	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$203,244	$255,477
Accounts receivable, net	22,720	20,740
Other current assets	5,576	4,634
Total current assets	231,540	280,851
Property and equipment, net	7,507	5,335
Operating lease right-of-use assets	9,824	864
Intangible assets, net	962	—
Goodwill	5,898	—
Other assets	591	351
Total assets	$256,322	$287,401
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$8,485	$4,686
Accrued expenses	4,705	2,844
Accrued salary and benefits	3,536	7,955
Deferred revenue	4,100	2,175
Operating leases	1,902	890
Finance lease	39	99
Total current liabilities	22,767	18,649
Operating lease, non-current	8,770	—
Finance lease, non-current	199	—
Other liabilities	950	75
Total liabilities	32,686	18,724
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of December 31, 2022 and 2021	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of December 31, 2022 and 2021; 59,190 and 58,010 shares issued and outstanding as of December 31, 2022 and 2021, respectively	296	291
Additional paid-in capital	421,569	395,850
Accumulated deficit	(198,229)	(127,464)
Total stockholders’ equity	223,636	268,677
Total liabilities and stockholders’ equity	$256,322	$287,401

CS DISCO, INC.
Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue	$32,537	$33,810	$135,190	$114,342
Cost of revenue	8,071	8,786	34,163	31,098
Gross profit	24,466	25,024	101,027	83,244
Operating expenses:
Research and development	16,065	10,639	59,258	34,414
Sales and marketing	18,178	15,169	72,839	47,045
General and administrative	10,248	8,163	40,738	25,614
Total operating expenses	44,491	33,971	172,835	107,073
Loss from operations	(20,025)	(8,947)	(71,808)	(23,829)
Other income (expense)
Interest and other income	1,279	32	1,702	106
Interest and other expense	134	(222)	(473)	(540)
Loss from operations before income taxes	(18,612)	(9,137)	(70,579)	(24,263)
Income tax provision	(75)	29	(186)	(81)
Net loss	$(18,687)	$(9,108)	$(70,765)	$(24,344)
Less accretion of redeemable convertible preferred stock	—	—	—	(56)
Net loss attributable to common stockholders	$(18,687)	$(9,108)	$(70,765)	$(24,400)
Net loss per share attributable to common stockholders, basic and diluted	$(0.32)	$(0.16)	$(1.20)	$(0.73)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	59,096	57,451	58,753	33,208

CS DISCO, INC.
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2022	2021
Cash flow from operating activities:
Net loss	$(70,765)	$(24,344)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	2,974	1,674
Stock-based compensation	21,737	5,603
Charge to allowance for credit losses	1,294	833
Loss (gain) on disposal of long-lived assets	(1)	(1)
Unoccupied lease charges	1,127	—
Remeasurement of contingent consideration	540	—
Non-cash operating lease costs	1,452	986
Non-cash interest	—	240
Changes in operating assets and liabilities:
Accounts receivable	(3,274)	(8,662)
Other current assets	(989)	(3,168)
Other long-term assets	(237)	(24)
Accounts payable	3,186	1,091
Accrued expenses and other	(4,199)	4,615
Deferred revenue	1,621	533
Operating lease liabilities	(614)	(1,018)
Other liabilities	134	—
Net cash used in operating activities	(46,014)	(21,642)
Cash flow from investing activities:
Purchases of property, equipment and capitalized internal-use software development costs	(4,378)	(3,107)
Cash paid for acquisitions	(5,310)	—
Net cash used in investing activities	(9,688)	(3,107)
Cash flow from financing activities:
Proceeds from public offering, net of underwriting discounts and commissions and other offering costs	(284)	219,811
Proceeds from exercise of stock options	4,059	2,288
Proceeds from exercise of warrants	—	146
Repurchase of common stock related to net share settlement	(264)	(476)
Principal payments on finance lease obligations	(42)	(112)
Net cash provided by financing activities	3,469	221,657
Net increase (decrease) in cash and cash equivalents:	(52,233)	196,908
Cash and cash equivalents at beginning of period	255,477	58,569
Cash and cash equivalents at end of period	$203,244	$255,477

CS DISCO, INC.
Consolidated Statements of Cash Flows (continued)
(in thousands)

	Year Ended December 31,
	2022	2021
Supplemental disclosure:
Cash paid for interest	$—	$105
Cash paid for taxes	$397	$97
Non-cash investing and financing activities:
Accretion of preferred stock to redemption value	$—	$56
Property and equipment included in accounts payable and accrued liabilities	$240	$—
Conversion of preferred stock to common stock upon initial public offering	$—	$160,856
Costs related to initial public offering included in accounts payable	$—	$284
Acquisition holdback	$800	$—
Contingent consideration related to acquisition	$1,133	$—

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net loss	$(18,687)	$(9,108)	$(70,765)	$(24,344)
Depreciation and amortization expense	895	420	2,974	1,674
Income tax provision	75	(29)	186	81
Interest and other, net	(1,413)	190	(1,229)	434
Stock-based compensation expense	7,344	3,095	21,737	5,603
Payroll tax expense on employee stock transactions	23	160	520	264
CEO Performance Award issuance expense	—	—	386	—
Unoccupied lease expense	—	—	1,127	—
Acquisition revaluation expense	540	—	540	—
Adjusted EBITDA	$(11,223)	$(5,272)	$(44,524)	$(16,288)
Adjusted EBITDA margin	(34)%	(16)%	(33)%	(14)%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Cost of revenue	$8,071	$8,786	$34,163	$31,098
Non-GAAP adjustments:
Stock-based compensation expense	(270)	(29)	(938)	(57)
Non-GAAP cost of revenue	$7,801	$8,757	$33,225	$31,041
Non-GAAP gross profit	$24,735	$25,053	$101,965	$83,301
Non-GAAP gross margin	76%	74%	75%	73%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Research and development	$16,065	$10,639	$59,258	$34,414
Non-GAAP adjustments:
Stock-based compensation expense	(2,652)	(1,294)	(8,068)	(2,081)
Non-GAAP research and development	$13,413	$9,345	$51,190	$32,333
Non-GAAP research and development as a % of revenue	41%	28%	38%	28%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Sales and marketing	$18,178	$15,169	$72,839	$47,045
Non-GAAP adjustments:
Stock-based compensation expense	(1,232)	(695)	(4,186)	(1,258)
Non-GAAP sales and marketing	$16,946	$14,474	$68,653	$45,787
Non-GAAP sales and marketing as a % of revenue	52%	43%	51%	40%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
General and administrative	$10,248	$8,163	$40,738	$25,614
Non-GAAP adjustments:
Stock-based compensation expense	(3,190)	(1,077)	(8,545)	(2,207)
CEO Performance Award issuance expense	—	—	(386)	—
Unoccupied lease expense	—	—	(1,127)	—
Acquisition revaluation expense	(540)	—	(540)	—
Non-GAAP general and administrative	$6,518	$7,086	$30,140	$23,407
Non-GAAP general and administrative as a % of revenue	20%	21%	22%	20%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Loss from operations	$(20,025)	$(8,947)	$(71,808)	$(23,829)
Operating margin	(62)%	(26)%	(53)%	(21)%
Non-GAAP adjustments:
Stock-based compensation expense	7,344	3,095	21,737	5,603
CEO Performance Award issuance expense	—	—	386	—
Unoccupied lease expense	—	—	1,127	—
Acquisition revaluation expense	540	—	540	—
Non-GAAP loss from operations	$(12,141)	$(5,852)	$(48,018)	$(18,226)
Non-GAAP operating margin	(37)%	(17)%	(36)%	(16)%

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net loss attributable to common stockholders	$(18,687)	$(9,108)	$(70,765)	$(24,400)
Non-GAAP adjustments:
Stock-based compensation expense	7,344	3,095	21,737	5,603
CEO Performance Award issuance expense	—	—	386	—
Unoccupied lease expense	—	—	1,127	—
Acquisition revaluation expense	540	—	540	—
Non-GAAP net loss attributable to common stockholders	$(10,803)	$(6,013)	$(46,975)	$(18,797)
Non-GAAP net loss per share	$(0.18)	$(0.10)	$(0.80)	$(0.57)
Weighted average shares used to compute basic and diluted net loss per share	59,096	57,451	58,753	33,208
Non-GAAP income attributable to common stockholders as a % of revenue	(33)%	(18)%	(35)%	(16)%